UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2005
(Date of Report/Date of earliest event reported)

PHELPS DODGE CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK	001-00082	13-1808503
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One North Central Avenue
Phoenix, Arizona 85004-4414
(Address and zip code of principal executive offices)

(602) 366-8100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 15, 2005, Phelps Dodge Corporation, a New York corporation (“Phelps Dodge”), entered into an agreement with The Northern Trust Company, an Illinois corporation, as Trustee, establishing the Phelps Dodge Corporation Retiree Medical Plan Welfare Benefit Trust (the “Trust”). The Trust is dedicated to funding postretirement medical obligations for eligible U.S. employees and retirees and is intended to qualify as a Voluntary Employees’ Beneficiary Association (VEBA) trust under section 501(c)(9) of the Internal Revenue Code. Phelps Dodge contributed $175 million to the Trust on December 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHELPS DODGE CORPORATION (Registrant)

By:	/s/ Stanton K. Rideout
	Name:	Stanton K. Rideout
	Title:	Vice President and Treasurer

Date: December 21, 2005

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